SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2001 (October 10, 2001)

AMSURG CORP.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	000-22217	62-1493316

(State or other jurisdiction of	(Commission	(I.R.S. employer

incorporation or organization)	File Number)	identification no.)

20 Burton Hills Boulevard

Nashville, Tennessee	37215

(Address of principal executive offices)	(Zip code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
PRESS RELEASE

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

99	Press release dated October 10, 2001

Item 9. Regulation FD Disclosure

     A press release issued by AmSurg Corp. on October 10, 2001 is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMSURG CORP.

By: /s/ Claire M. Gulmi

Claire M. Gulmi

Senior Vice President and Chief Financial Officer

(Principal Financial and Duly Authorized Officer)

Date: October 11, 2001

INDEX TO EXHIBITS

Exhibit
Number	Description

99	Press release dated October 10, 2001

4